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                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  April 2, 1998
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                            CenterPoint Properties Trust
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               (Exact name of registrant as specified in its charter)

          Maryland                      1-12630                  36-3910279
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(State or other jurisdiction        Commission File           (I.R.S. Employer
     of incorporation)                   Number              Identification No.)


                  401 N. Michigan Avenue, Chicago, Illinois 60611
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                      (Address of principal executive offices)

         Registrant's telephone number, including area code (312) 346-5600
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                         CenterPoint Properties Corporation
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           (Former name or former address, if changed since last report.)


ITEM 5.   OTHER EVENTS.

     On December 19, 1996 CenterPoint Properties Corporation (the "Corporation") filed a registration statement on Form S-3, Registration Statement No. 333-18235 (the "Original Registration Statement") with the Securities and Exchange Commission (the "Commission") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"), of up to an aggregate of $200,000,000 in common shares, preferred shares, debt securities and warrants of the Corporation. On January 6, 1997, the Commission declared the Original Registration Statement effective. On October 15, 1997, the Corporation was reorganized from a Maryland corporation to a Maryland real estate investment trust by means of a merger of the Corporation with and into CenterPoint Properties Trust (the "Company") with the Company as the surviving entity. On October 15, 1997, the Company filed Post-Effective Amendment No. 1 to the Original Registration Statement (as amended, the "Registration Statement") under which the Company adopted the Original Registration Statement of the


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Corporation pursuant to Rule 414(d) of the 1933 Act.  On October 23, 1997, the
Commission declared the Registration Statement effective. (The Registration Statement and definitive prospectus contained therein are collectively referred to as the "Prospectus.")

     The Company is filing on the date hereof a supplement to the Prospectus, dated April 2, 1998 (the "Supplement"), relating to the issuance and sale of $100,000,000 aggregate principal amount of its 6-3/4% Senior Notes due 2005 (the "Notes"). Lehman Brothers Inc., NationsBanc Montgomery Securities, LLC and First Chicago Capital Markets, Inc. (collectively, the "Underwriters") have acted as underwriters for the offering of Notes.

     In connection with the filing of the Supplement with the Commission, the Company is filing certain exhibits as part of this Form 8-K, including the Underwriting Agreement relating to such offering. See "Item 7. Financial Statements and Exhibits."

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

          1 Form of Underwriting Agreement dated April 2, 1998 between the Company and the Underwriters.

          4.6 Form of First Supplemental Indenture between the Company and U.S. Bank Trust National Association, as trustee.

          5 Opinion Letter of Ungaretti & Harris regarding the validity of the Notes.

          8    Opinion Letter of Ungaretti & Harris regarding tax matters.

          12   Computation of Ratio of Earnings to Fixed Charges.

          25   Statement of Eligibility of Trustee

          23.1 Consent of Ungaretti & Harris (included as part of Exhibit 5)


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                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CENTERPOINT PROPERTIES TRUST
                                        (Registrant)


Dated:  April 3, 1998              By:       /s/ John S. Gates, Jr.
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                                             John S. Gates, Jr.
                                             President,
                                             Chief Executive Officer, and
                                             Trustee